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                                                                    Exhibit 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



     As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement No. 333-11981.



                                   ARTHUR ANDERSEN L.L.P.


Minneapolis, Minnesota
September 26, 1996